POWER OF ATTORNEY

The undersigned does hereby constitute and appoint William A. Hodder and Raymond
F. Vodovnik, and each of them, his attorney-in-fact for the purpose of signing in his name and on his behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc. and to deliver on his behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: October 17, 1994


                                                                /s/ A. Gary Ames
                                                               -----------------
                                                                    A. Gary Ames



                               POWER OF ATTORNEY

The undersigned does hereby constitute and appoint William A. Hodder and Raymond
F. Vodovnik, and each of them, his attorney-in-fact for the purpose of signing in his name and on his behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc. and to deliver on his behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: October 17, 1994


                                                       /s/ Michael R. Bonsignore
                                                      --------------------------
                                                           Michael R. Bonsignore

                               POWER OF ATTORNEY

The undersigned does hereby constitute and appoint William A. Hodder and Raymond
F. Vodovnik, and each of them, his attorney-in-fact for the purpose of signing in his name and on his behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc. and to deliver on his behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: October 17, 1994


                                                                /s/ Jack Eugster
                                                               -----------------
                                                                    Jack Eugster

                               POWER OF ATTORNEY

The undersigned does hereby constitute and appoint William A. Hodder and Raymond
F. Vodovnik, and each of them, his attorney-in-fact for the purpose of signing in his name and on his behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc. and to deliver on his behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: October 17, 1994


                                                         /s/ Kendrick B. Melrose
                                                      --------------------------
                                                             Kendrick B. Melrose

                               POWER OF ATTORNEY

The undersigned does hereby constitute and appoint William A. Hodder and Raymond
F. Vodovnik, and each of them, his attorney-in-fact for the purpose of signing in his name and on his behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc. and to deliver on his behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: October 17, 1994


                                                            /s/ S. Walter Richey
                                                            --------------------
                                                                S. Walter Richey

                               POWER OF ATTORNEY

The undersigned does hereby constitute and appoint William A. Hodder and Raymond
F. Vodovnik, and each of them, his attorney-in-fact for the purpose of signing in his name and on his behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc. and to deliver on his behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: October 17, 1994


                                                            /s/ C. Angus Wurtele
                                                           ---------------------
                                                                C. Angus Wurtele

                               POWER OF ATTORNEY

The undersigned does hereby constitute and appoint William A. Hodder and Raymond
F. Vodovnik, and each of them, his attorney-in-fact for the purpose of signing in his name and on his behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc. and to deliver on his behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: October 17, 1994


                                                         /s/ William G. Van Dyke
                                                         -----------------------
                                                             William G. Van Dyke

                               POWER OF ATTORNEY

The undersigned does hereby constitute and appoint William A. Hodder and Raymond
F. Vodovnik, and each of them, his attorney-in-fact for the purpose of signing in his name and on his behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc. and to deliver on his behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: October 17, 1994


                                                           /s/ Stephen W. Sanger
                                                          ----------------------
                                                               Stephen W. Sanger